UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

Bluerock Residential Growth REIT, Inc.

(Badger Merger Sub LLC as successor by merger to Bluerock Residential Growth REIT, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices – zip code)

(212) 843-1601

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

 This Current Report on Form 8-K is being filed in connection with the completion on October 6, 2022 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 20, 2021 (the “Merger Agreement”), by and among Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Company”), Badger Parent LLC, a Delaware limited liability company (“Parent”), and Badger Merger Sub LLC, a Delaware limited liability company (“Merger Sub”). Parent and Merger Sub are affiliates of Blackstone Real Estate Partners IX L.P., an affiliate of Blackstone Inc. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Merger Effective Time”), the Company merged with and into Merger Sub (the “Merger”), with Merger Sub surviving (the “Surviving Company”), and the separate existence of the Company ceased. As a result of the Merger, the Surviving Company became a subsidiary of Parent.

Prior to the Merger Effective Time, the Company completed the separation of its single-family residential real estate business and certain other assets (the “SpinCo Business”) from the Company’s multi-family residential real estate business (the “Separation”). Following the Separation, the SpinCo Business was indirectly held by Bluerock Homes Trust, Inc., a Maryland corporation (“BHM”), and at 12:01 a.m., Eastern Time, on October 6, 2022 (the “Distribution Effective Time”), the Company distributed the common stock of BHM to the Company’s common stockholders of record as of the close of business on September 29, 2022 (the “Distribution Record Date”) in a taxable distribution (the “Distribution”).

Item 1.01.	Entry Into a Material Definitive Agreement

Separation Agreement and Tax Matters Agreement

On October 5, 2022, the Company entered into the Separation and Distribution Agreement (the “Separation Agreement”) with Parent, Badger Holdco LLC, a Delaware limited liability company (“New LLC”), Bluerock Residential Holdings, L.P., a Delaware limited partnership (“Operating Partnership”), and BHM, which governs, among other things, the terms of the Separation and the Distribution. The Separation Agreement provides for the transfer between the Company and its subsidiaries, on the one hand, and BHM and its subsidiaries, on the other hand, of certain assets, and the assumption by the Company and BHM of certain liabilities, in each case, relating to their respective businesses.

The Separation Agreement also sets forth certain other covenants and agreements between the Company and BHM related to the Separation, including, among other things, provisions concerning the allocation of cash to BHM prior to the Separation and the treatment of shared contracts following the Separation. The Separation Agreement also sets forth certain covenants and agreements that govern aspects of the ongoing relationship between the Company and BHM following the Distribution, including, among other things, provisions with respect to the release of claims, insurance, employee liabilities, expenses and indemnification.

On October 5, 2022, the Company also entered into a Tax Matters Agreement (the “Tax Matters Agreement”) with Parent, New LLC, Operating Partnership, Bluerock REIT Holdings, LLC, a Delaware limited liability company, and BHM, which governs the respective rights, responsibilities and obligations of the Company and BHM after the Distribution with respect to tax liabilities and benefits, tax attributes, certain indemnification rights with respect to tax matters, the preparation and filing of tax returns, the control of audits and other tax proceedings, the intended federal income tax characterization of the Separation and Distribution and the agreed upon reporting thereof, and certain other tax matters.

The foregoing descriptions of these agreements set forth under this Item 1.01 are not complete and are subject to, and qualified in their entirety by reference to, the full text of the agreements, which are attached hereto as Exhibits 2.1 and 10.1 and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On October 6, 2022, in connection with the Merger, the Company caused the termination of all commitments, liabilities and other obligations under each of (i) the Second Amended and Restated Credit Agreement, dated November 6, 2019, by and among the Company, BRG KB Borrower, LLC, KeyBank National Association, as agent and lender, and KeyBanc Capital Markets, as amended by the First Amendment, dated October 5, 2020, and the Second Amendment, dated September 21, 2021, and (ii) the Amended and Restated Credit Agreement, dated March 6, 2020, by and among Operating Partnership, as borrower, the Company, as REIT guarantor, KeyBank National Association, as both agent and lender, KeyBanc Capital Markets Inc. and SunTrust Robinson Humphrey, Inc., as co-lead arrangers and book runners, and Truist Bank, as syndication agent.

Item 2.01.	Completion of Acquisition or Disposition of Assets

 The information provided in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

 Completion of the Merger

Pursuant to the Merger Agreement, at the Merger Effective Time, among other things:

•	Company Common Stock: Each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), that was issued and outstanding immediately prior to the Merger Effective Time, other than shares owned by Parent or any wholly owned subsidiaries of Parent or the Company, was automatically converted into the right to receive $24.25 in cash (the “Per Share Merger Consideration”), without interest;
•	Series B Preferred Stock: Each share of Series B Redeemable Preferred Stock, par value $0.01 per share, of the Company (“Series B Preferred Stock”) was redeemed pursuant to a notice of redemption previously delivered to holders thereof for an amount equal to $1,000.00, plus an amount equal to all accrued and unpaid dividends to and including the redemption date (the “Series B Redemption Amount”), without interest;
•	Series C Preferred Stock: Each share of 7.625% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company (“Series C Preferred Stock”), was redeemed pursuant to a notice of redemption previously delivered to holders thereof for an amount equal to $25.00 plus an amount equal to all accrued and unpaid dividends to and including the redemption date (the “Series C Redemption Amount”), without interest;
•	Series D Preferred Stock: Each share of 7.125% Series D Cumulative Preferred Stock, par value $0.01 per share, of the Company (“Series D Preferred Stock”) was redeemed pursuant to a notice of redemption previously delivered to holders thereof for an amount equal to $25.00 plus an amount equal to all accrued and unpaid dividends to and including the redemption date (the “Series D Redemption Amount”), without interest;
•	Series T Preferred Stock: Each share of Series T Redeemable Preferred Stock, par value $0.01 per share, of the Company (“Series T Preferred Stock”) was redeemed pursuant to a notice of redemption previously delivered to holders thereof for an amount equal to $25.00 plus an amount equal to all accrued and unpaid dividends to and including the redemption date (the “Series T Redemption Amount”), without interest;

•	Company Warrants: The outstanding warrants (the “Company Warrants”) to purchase Class A Common Stock, par value $0.01 per share, of the Company (the “Company Class A Common Stock”) remained outstanding in accordance with their terms. As previously disclosed, the warrant agreements with respect to the Company Warrants were previously amended to clarify that the holder of any Company Warrant exercised at or after the Merger Effective Time, or prior to the Merger Effective Time but for which shares of Company Class A Common Stock had not been issued or otherwise delivered prior to the Merger Effective Time, is only entitled to receive in cash the amount of the Per Share Merger Consideration which, if the Company Warrant had been exercised by such holder and the Company Class A Common Stock in respect of such exercise had been issued and delivered, in each case immediately prior to the Merger Effective Time, such holder would have been entitled to receive upon consummation of the Merger in respect of the Company Class A Common Stock that would have been issued and delivered in respect of such exercise (the “Company Warrant Amount”).
•	Restricted Stock Awards: All shares of restricted Company Common Stock which were outstanding as of September 22, 2022 vested on September 22, 2022 and became unrestricted shares of Company Common Stock, which will be treated in the Merger as described above.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Completion of the Separation and the Distribution

At the Distribution Effective Time, pursuant to the terms of the Separation Agreement, the Company completed the Distribution. Each common stockholder of the Company received (i) one share of Class A Common Stock, par value $0.01 per share, of BHM, for every eight shares of Company Class A Common Stock, and (ii) one share of Class C Common Stock, par value $0.01 per share, of BHM, for every eight shares of Class C Common Stock, par value $0.01 per share, of the Company, in each case held as of the Distribution Record Date, as applicable. Following the Distribution, BHM is now an independent public company trading under the symbol “BHM” on the New York Stock Exchange American (the “NYSE American”).

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

 On October 6, 2022, in connection with the completion of the Merger, Merger Sub requested that the NYSE American suspend trading in the Company Common Stock, Series C Preferred Stock and Series D Preferred Stock and file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting from the NYSE American and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Company Common Stock, Series C Preferred Stock and Series D Preferred Stock. Following the effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 terminating the registration of the Company Class A Common Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series T Preferred Stock and Company Warrants under Section 12(g) of the Exchange Act and the suspension of all reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders

The information provided in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Merger Effective Time, (i) the holders of Company Common Stock outstanding immediately before the Merger ceased to have any rights as stockholders of the Company (other than their right to receive the Per Share Merger Consideration), (ii) the holders of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and the Series T Preferred Stock outstanding immediately before the Merger ceased to have any rights as stockholders of the Company (other than their right to receive the Series B Redemption Amount, Series C Redemption Amount, Series D Redemption Amount or Series T Redemption Amount, as applicable) and (iii) the holders of the Company Warrants outstanding immediately prior to the Merger ceased to have any rights with respect to the Company Common Stock underlying such Company Warrants (other than the right to receive the Company Warrant Amount in cash upon exercise).

Item 5.01.	Changes in Control of Registrant

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Merger, a change in control of the Company occurred, and Merger Sub, as successor by merger to the Company, remains a subsidiary of Parent, an affiliate of Blackstone Real Estate Partners IX L.P., an affiliate of Blackstone Inc.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger and pursuant to the Merger Agreement, the Company ceased to exist and Merger Sub continued as the surviving entity. All members of the board of directors of the Company ceased to be directors at the Merger Effective Time, in accordance with the Merger Agreement. In addition, all officers of the Company ceased to be officers at the Merger Effective Time, in accordance with the Merger Agreement.

Item 8.01.	Other Events

On October 6, 2022, the Surviving Company issued a press release announcing the completion of the Merger. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements information reflecting the Separation and the Distribution, including the unaudited pro forma combined balance sheet as of and for the year ended December 31, 2021, and as of and for the six months ended June 30, 2022, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit Description
2.1	Separation and Distribution Agreement, dated as of October 5, 2022, by and among Bluerock Residential Growth REIT, Inc., Badger Parent LLC, Badger Holdco LLC, Bluerock Residential Holdings, L.P. and Bluerock Homes Trust, Inc.
2.2	Agreement and Plan of Merger, dated as of December 20, 2021, by and among Bluerock Residential Growth REIT, Inc., Badger Parent LLC, and Badger Merger Sub LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 21, 2021).
10.1	Tax Matters Agreement, dated as of October 5, 2022, by and among Bluerock Residential Growth REIT, Inc., Badger Parent LLC, Badger Holdco LLC, Bluerock Residential Holdings, L.P., Bluerock REIT Holdings, LLC and Bluerock Homes Trust, Inc.
99.1	Press Release, dated October 6, 2022.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements Information as of and for the year ended December 31, 2021, and as of and for the six months ended June 30, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER MERGER SUB LLC (as successor by merger to Bluerock Residential Growth REIT, Inc.)

Date: October 6, 2022	By:	/s/ Asim Hamid
	Name:	Asim Hamid
	Title:	Senior Managing Director and Vice President